                                                                   EXHIBIT 10.28
--------------------------------------------------------------------------------



                   COLORADO GREENHOUSE, LLC  LOAN SUPPLEMENT

                                    BETWEEN

                COLORADO SPRINGS PRODUCTION CREDIT ASSOCIATION

                                      AND

                           COLORADO GREENHOUSE, INC.


                                     DATED
                                     AS OF


                               JANUARY 24, 1997


--------------------------------------------------------------------------------

                   COLORADO GREENHOUSE, LLC LOAN SUPPLEMENT


     THIS SUPPLEMENT (the "LLC Loan Supplement") to the Master Loan Agreement dated the 24th day of January, 1997 (the "Lender"), is entered into as of the 24th day of January, 1997, between COLORADO SPRINGS PRODUCTION CREDIT ASSOCIATION ("Lender") and COLORADO GREENHOUSE, INC. ("CGI"].

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1 DEFINITIONS. In addition to the definitions set out in the MLA, which are incorporated herein to the extent there is no conflict with terms defined herein, the capitalized terms set forth herein shall have the following meanings:

     LLC BORROWING BASE shall have the meaning provided in Section 2.1 of
     Article 2 of this Supplement, and shown at Exhibit "A."

     LLC COMMITMENT shall have the meaning provided in Section 2.1 of Article 2 of this Supplement.

     LLC LOAN DOCUMENTS shall have the meaning provided in Section 5.1(c) of
     Article 5 of this Supplement.

     LLC LOAN SUPPLEMENT shall have the meaning provided in the preamble hereof.

     MATURITY DATE shall have the meaning provided in Section 2.4 of Article 2 of this Supplement.

     NOTIFICATION DATE shall have the meaning provided in Section 2 of Article 2 of this Supplement.

     PRIME RATE shall mean, for any day, the rate defined as the "prime rate," as published from time to time in the Eastern Edition of The Wall Street Journal as the average prime lending rate for seventy-five percent (75%) of the United States' thirty (30) largest commercial banks, or if The Wall Street Journal shall cease publishing the "prime rate" on a regular basis, such other regularly published average prime rate application to such commercial banks as is acceptable to Lender in its reasonable discretion.

     PROMISSORY NOTE shall have the meaning provided in Section 2.4 of Article 2 of this Supplement, and shown at Exhibit "B."


                                   ARTICLE 2
                             OPERATING COMMITMENT

     SECTION 2.1 THE OPERATING LOAN. On the terms and conditions set forth in the MLA and this Supplement, Lender agrees to make Advances to CGI to fund Advances to LLC during the period set forth below in any aggregate principal amount not to exceed, at any one time outstanding, the lesser of the "LLC Borrowing Base" (as calculated pursuant to the LLC Borrowing Base Report attached hereto as "LLC Borrowing Base Report") or ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) (the "LLC Commitment"). Within the limits of the LLC Commitment, CGI may borrow, repay and reborrow.

     SECTION 2.2 PURPOSE. The purpose of the LLC Commitment is to provide financing for the operating needs of LLC, and all Advances hereunder shall be used only to make Advances to LLC under the LLC Loan Documents. Promptly upon CGI's receipt of a request for Advance from LLC under the LLC Loan Documents, CGI shall submit a request for Advance to Lender and Lender shall, under the terms of this Supplement, fund the Advance to CGI, and CGI shall further fund the Advance to LLC. Promptly upon receipt by CGI of any amount paid by LLC under the Line of Credit, CGI shall, to the extent amounts are outstanding hereunder, pay over such amounts to Lender.

     SECTION 2.3 TERM. The term of the LLC Commitment shall be from January 24, 1997, up to and including December 31, 1997, or such later date as Lender may, in its sole discretion, authorize in writing. Notwithstanding the foregoing, the LLC Commitment shall be automatically extended for an additional year unless on or before ninety (90) days prior to end of the term in any year (the "Notification Date"), either party receives written notice from the other to the contrary. If on or before the Notification Date, Lender grants a short-term extension of the LLC Commitment, then the Notification Date shall be extended for a like period, and in the event neither party receives written notice from the other to the contrary on or before such extended Notification Date (or any further extension so granted), then the LLC Commitment shall be automatically extended for an additional year as provided above. All annual extensions shall be measured from, and effective as of, the anniversary date of the first day of the initial term of the LLC Commitment. Provided that there shall be no amounts outstanding hereunder with respect to Advances, interest thereon or other obligations hereunder, CGI may at any time, by written notice to Lender, terminate this LLC Supplement and the LLC Commitment.

     SECTION 2.4 PROMISSORY NOTE. CGI promises to repay the Advances on the first Business Day following the last day of the term of the LLC Commitment (the "Maturity Date"), all in accordance with the Promissory Note in the form attached hereto as Exhibit "B." In addition to the above, CGI promises to pay interest on the outstanding principal balance of the Advances on the first day of each month during the term hereof, with the first such payment due on the first day of the first month following the first Advance hereon, and in accordance with the provisions set forth in Article 3 hereof.

                                   ARTICLE 3

                                   INTEREST

     SECTION 3.1 INTEREST. Advances on the LLC Commitment shall bear interest at the Prime Rate, minus twenty-five (25) basis points (.25%).

                                   ARTICLE 4

                                   SECURITY

     SECTION 4.1 LLC COLLATERAL. The Advances on the LLC Commitment shall be secured by the property described in the MLA,the Security Agreement, the Pledge Agreement of Holdings' interests in CGI, the Pledge Agreement of CG Member, Inc.'s interests in LLC, and the Mortgages.


                                   ARTICLE 5

                        ADDITIONAL CONDITIONS PRECEDENT

     SECTION 5.1 INITIAL ADVANCE. Lender's obligation to make the initial Advance hereunder is subject to satisfaction of each of the following additional conditions precedent on or before the date of such Advance:

          (A) CONSENTS AND SUBORDINATIONS OF LANDLORDS. That Lender receive from each of the landlords of the greenhouses operated by LLC a Consent and Subordination in the form of Exhibits "C" through "F" attached hereto, which Consents and Subordinations shall have been assigned to Lender along with the other LLC Loan Documents.

          (B) WAIVER LETTERS OF POWER PLANT LENDERS. That CGI receive from the lenders for the construction of the power plants of which the greenhouses are a part a Waiver Letter in the form of Exhibits "G" through "I" attached hereto, which Waiver Letters shall be for the benefit of Lender.

          (C) ASSIGNMENT OF LLC LINE OF CREDIT. That Lender shall have had assigned to it by CGI the Line of Credit to LLC, including without limitation the loan agreement, promissory note, security agreements (including the trademark security agreement), financing statements, and other assignments of collateral and all other documents, instruments and the like contemplated by such loan (collectively, the "LLC Loan Documents").

          (D) LIEN POSITION. That the LLC Loan Documents demonstrate that CGI is in a first lien position on all of the Collateral for the LLC Line of Credit.

          (E) OPINION OF COUNSEL. That the Lender receive an opinion from counsel to CGI that the security interest granted by CGI is a perfected security interest in all of the Collateral for the LLC line of credit and that the assignment of the LLC Line of Credit to Lender is valid and enforceable according to its terms.


                                   ARTICLE 6

                              REPORTS AND NOTICES

     SECTION 6.1. BORROWING BASE REPORTS, ETC. CGI agrees to furnish a LLC Borrowing Base Report to Lender at such times or intervals as Lender may from time to time request. However, if no balance is outstanding hereunder on any day of such month, then no Report need be furnished. Regardless of the frequency of the reporting, if at any time the amount outstanding under the LLC Commitment exceeds the LLC Borrowing Base, CGI shall immediately notify Lender and repay so much of the loans as is necessary to reduce the amount outstanding under the LLC Commitment to the limits of the LLC Borrowing Base.

     SECTION 6.2 NOTICE OF DEFAULT. CGI shall copy Lender with any notice of any LLC default immediately upon receipt of any notice of default from any Person with respect to any contract, lease, agreement or the like to which LLC is a party or to which any of its property or other rights is subject.


                                   ARTICLE 7

                         ADDITIONAL EVENTS OF DEFAULT

     SECTION 7.1 LLC DEFAULTS. If there shall be any Event of Default in any of the LLC Loan Documents, including any defaults in any agreement under which LLC's rights to occupy, operate and maintain any of the greenhouses it currently operates may be terminated or otherwise jeopardized, which remains uncured for a period of thirty (30) days, such event shall be an Event of Default of this Supplement.


                                   ARTICLE 8

                           RELEASE OF LLC COLLATERAL

     SECTION 8.1 RELEASE OF COLLATERAL. At such time as all Advances and all interest accruing thereon shall have been paid in full and there are no obligations owing from CGI under the LLC Commitment, and the LLC Supplement shall have been terminated, Lender shall release, (a) that certain Assignment of Loan Documents, made as of this date by CGI in favor of Lender and the Security Agreement (but only to the extent it grants a Lien on the agreements and instruments assigned pursuant to the Assignment of Loan Documents), and (b) all of its rights and interests in the property of LLC in which there has been granted, directly or indirectly, a security interest or other Lien as security for the obligations of CGI hereunder or LLC under the Line of Credit, from such security interest or other Lien upon request for such release from LLC.


     IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.


[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

OPERATING LOAN SUPPLEMENT

SIGNATURE PAGE


COLORADO SPRINGS PRODUCTION
CREDIT ASSOCIATION                       COLORADO GREENHOUSE, INC.



By: [SIGNATURE ILLEGIBLE]                By: /s/ Edward Wetherbee
   ------------------------                 ------------------------

Title:  SR. V.P. - CREDIT                Title:  CEO
      ---------------------                    ---------------------

                                   Exhibit A
                                      To
                                Line of Credit
                           BORROWING BASE REPORT FOR

                           COLORADO GREENHOUSE, LLC

                         For the month ended _________


                                             AMOUNT    FACTOR   COLLATERAL VALUE
                                           ==========  ======   ================

Accounts Receivable - produce sales                       80%
    (less than 60 days)
                                           ----------           ----------------

Accounts Receivable - other                               60%
                                           ----------           ----------------

Inventory - produce                                       50%
                                           ----------           ----------------

Inventory - materials & supplies                          75%
                                           ----------           ----------------

                                           ==========           ================

                     Total
                                           ----------           ----------------

     Less:  claims & allowances                          100%
                                           ----------           ----------------

     Less:  other payables                               100%
                                           ----------           ----------------

     Less:  Operating loan balance                       100%
                                           ----------           ----------------

                                                                ================

     Total available Borrowing Base:
                                                                ----------------

     I hereby certify the above information is true and correct as of the date referenced.


_____________________________________        _______________
(Signature)                                       (Date)

                                   EXHIBIT B
                                      TO
                   COLORADO GREENHOUSE, LLC LOAN SUPPLEMENT

                                PROMISSORY NOTE

ONE MILLION FIVE HUNDRED THOUSAND DOLLARS                       January 24, 1997
$1,500,000.00                                                   Loan No. 2406650

     FOR VALUE RECEIVED, the undersigned, Colorado Greenhouse, Inc., a Delaware corporation doing business in Colorado ("Maker"), hereby promises to pay to the order of Colorado Springs Production Credit Association ("Lender"), a federally chartered association of the Farm Credit System, ("Payee"), at its offices, on the Maturity Date as defined in the LLC Supplement, in lawful money of the United States of America, the principal amount of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00) or so much thereof as may have been Advanced and is outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining, at the rate provided in the LLC Supplement. All accrued and unpaid interest shall be due and payable on the first day of each month beginning on the first of the first month following the first Advance hereon and on the Maturity Date. All unpaid principal balance of the Advances on this Promissory Note shall be due and payable on the Maturity Date. All past due principal shall bear interest at the Default Rate.

     This Promissory Note has been given to Payee pursuant to the Master Loan Agreement dated as of the 24th day of January, 1997, and the LLC Supplement dated as of the 24th day of January, 1997, and all capitalized terms used herein and not otherwise defined shall have the meaning provided therein. Maker may borrow, repay and reborrow hereunder and under the terms of the LLC Supplement.

     Upon the occurrence of any Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Promissory Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all Liens or security interests securing payment hereof, or any part hereof, and offset against this Promissory Note any sum or sums owed by the holder hereof to Maker. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part of any sum due the holder hereunder, or if this Promissory
Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses and reasonable fees incurred by the holder, including reasonable attorney's fees.

     This Promissory Note shall be governed by and construed accordance with the Laws of the State of Colorado and the applicable Laws of the United States of America.

     Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Promissory Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Promissory Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute any such party or part or all of the collateral securing this Promissory Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Maker hereby authorizes the holder hereof to record in its records all Advances made to Maker hereunder, interest accruing thereon, and all payments made on account of the principal hereof and interest accruing hereon, which records shall be prima facie evidence as to the outstanding principal amount of and accrued interest on this Promissory Note; provided, however, any failure by the holder hereof to make any records shall not limit or otherwise affect the obligations of Maker under the Agreement or this Promissory Note.

                                        COLORADO GREENHOUSE, INC.

                                        By:_____________________________________

                                        Title:__________________________________

                                   Exhibit C
                                      to
                   Colorado Greenhouse, LLC Loan Supplement

                           CONSENT AND SUBORDINATION


     This CONSENT AND SUBORDINATION (the "Agreement") dated as of January 24, 1997. is executed by Colorado Power Partners, a Colorado general partnership ("Landlord"), and Brush Greenhouse Partners, a Colorado general partnership ("Tenant") for the benefit of Colorado Springs Production Credit Association ("Farm Credit").

                                   RECITALS:
                                   --------

     A. Landlord and Tenant have entered into that certain Cogeneration and Greenhouse Lease Agreement dated as of June 8, 1989 (the "Greenhouse Lease") pursuant to which Landlord has leased the Premises (as defined in the Greenhouse Lease) to Tenant.

     B. Landlord has executed that certain Construction and Term Loan Deed of Trust Security Agreement and Assignment of Rents dated as of June 30, 1993, in favor of The Prudential Insurance Company of America and Pruco Life Insurance Company (collectively, the "Lenders") (as the same has been or may hereafter be amended, the "Mortgage") pursuant to which Landlord has granted a lien to the Lenders on, among other property, the Premises.

     C. Tenant and Colorado Greenhouse LLC, a Colorado limited liability company ("Colorado Greenhouse") have entered into that certain Greenhouse Operation and Management Agreement dated as of December 29, 1994 (as the same may be amended the "Management Agreement", and together with the Greenhouse Lease and the Mortgage, herein the "Project Documents") pursuant to which Colorado Greenhouse has agreed to operate and manage the Premises.

     D. Farm Credit and Colorado Greenhouse, Inc. ("CGI"), an affiliate of Colorado Greenhouse, have entered into that certain Master Loan Agreement dated as of January 24, 1997 (as the same may be amended, the "MLA"). As allowed under the MLA, CGI has entered into a Line of Credit Agreement (the "Line of Credit Agreement") with Colorado Greenhouse, providing for a line of credit in the aggregate principal amount of $1,500,000, pursuant to which CGI may make loans to Colorado Greenhouse.

     E. In order to secure the obligations arising in connection with the Line of Credit Agreement (the "Obligations"), Colorado Greenhouse has entered into a Security Agreement (as the same may be amended, the "Security Agreement") with CGI dated as of January 24, 1997, pursuant to which Colorado Greenhouse granted to CGI security interests (the "Security Interests") in all of its right, title and interest in and to all crops now or hereafter planted, growing or stored on the Leased Premises (as defined in the Greenhouse Lease, and any such crops, herein, the "Crops"), all material and supplies utilized in the planting, growing, harvesting and packaging of such Crops of the type described on Exhibit A attached hereto, which are now (or may hereafter be) stored on the Leased Premises (the "Supplies"), certain equipment described on Exhibit B attached hereto, which is or may be located on the Leased Premises (the

"Equipment") and all other property owned by Colorado Greenhouse described therein as the Collateral (such property herein referred to as the "CGI Collateral").

     F. In order to secure its obligations under the MLA, CGI has granted a security interest (the "Chattel Security Interest") in favor of Farm Credit in and to the Security Interests.

     G.  In order to induce (i) CGI to extend credit to Colorado Greenhouse and
(ii) Farm Credit to extend credit to CGI. Landlord and Tenant (together, the "Project Parties") desire to enter into this Agreement for the benefit of Farm Credit.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which have hereby been acknowledged, the parties hereto agree as follows:

     1. Landlord acknowledges having been informed of (i) Colorado Greenhouse's execution and delivery of the Line of Credit Agreement and the Security Agreement, and of the consummation of the transactions contemplated thereby and (ii) CGI's execution and delivery of the MLA and the granting of the Chattel Security Interest.

     2. Tenant hereby consents to Colorado Greenhouse's execution and delivery of the Line of Credit Agreement and the Security Agreement and to the consummation of the transactions contemplated thereby and agrees that such execution, delivery and consummation do not conflict with, result in a breach of or constitute a default under any Project Documents to which it is a party.

     3. Each Project Party represents and warrants to Farm Credit with respect to itself and the Project Documents to which it is a party that:

         (a) No default, event of default or event that would permit the termination of a Project Document exists under the Project Documents to which it is a party;

         (b) The Project Documents to which it is a party constitutes its legal, valid and binding obligation enforceable against it in accordance with their respective terms except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors rights; and

         (c) None of the Project Documents to which it is a party has terminated.

     4. Each Project Party hereby subordinates, makes junior, second and inferior to the Security Interests covering the CGI Collateral, any security interests, liens, and other rights, titles and interests (including without limitation, any security interest, lien or other right covering the CGI Collateral created in any Project Documents) which it now has or may hereafter acquire with respect to the CGI Collateral

    (regardless of whether the CGI Collateral is now owned or hereafter acquired by Colorado Greenhouse); provided, however, that this subordination shall not affect, postpone or diminish in any way the priority of the Landlord's reversionary interest in the "Facility" (as such term is defined under Section 2.1 of the Greenhouse Lease) which has been leased and demised to Tenant under the Greenhouse Lease, or to inhibit or impair in any way the exercise by Landlord of any rights and remedies available to Landlord in the event of a Default (defined in the Greenhouse Lease to be a breach extending beyond any applicable grace or cure period) by Tenant under the Greenhouse Lease.

5. Farm Credit through its authorized representatives or agents, may during normal business hours and upon 24 hours advance notice enter upon the Premises (as defined in the Greenhouse Lease) at any time and from time to time for the purposes of inspecting and caring for the CGI Collateral and, after the occurrence of an Event of Default under the Line of Credit Agreement, for the purpose of removing or conducting a sale or sales of any or all of the CGI Collateral. Farm Credit shall have no obligation or liability to Colorado Greenhouse or any Project Party in connection with the foregoing actions except, however, that Farm Credit shall promptly repair any damage to the Premises (as defined in the Greenhouse Lease) caused by such removal, sale or inspection and that Farm Credit shall be liable to a Project Party that has been damaged as a result of the acts and omissions of Farm Credit's employees or agents in connection with such removal, sale or inspection.

6. The Project Parties shall permit Farm Credit immediate access to the Facility at any time if Farm Credit notifies the Project Parties that such immediate access is necessary to prevent the value of the crops from being impaired given their perishable nature and the controlled conditions under which they are grown, harvested and stored.

7. Farm Credit's right to enter and remain upon the Premises and to remove therefrom the CGI Collateral as hereinbefore set forth shall terminate on the date which is the later of:

    (a) the date 60 days after the Lenders have (i) taken possession of the Premises and (ii) provided Farm Credit written notice of such termination, or

    (b) the date 30 days after the completion of the harvest of all crops which were planted on the Premises prior to the date Colorado Greenhouse's right to possession of the Premises terminated.

8. Each Project Party agrees to give Farm Credit written notice prior to or simultaneously with its exercise of any of its rights or remedies, or any other parties' rights or remedies of which such Project Party has knowledge, arising under any Project Documents as a result of a default, event of default or other event that would entitle a party to terminate any Project Document. Any notice or other communication required or permitted to be given under this Agreement to Farm Credit must be in writing and delivered in person or mailed by registered or certified mail, return receipt requested, postage prepaid to Farm Credit at this following address:

          3625 Citadel Dr. S.
          P.O. Box 9290
          Colorado Springs, CO 80932-9290

     or such other address as shall be set forth in a notice from the appropriate party given in compliance with this paragraph. Any such notice or other communication shall be deemed given when delivering in person, or, if mailed, when duly deposited in the mails. Failure of a Project Party to provide such notice to Farm Credit shall not constitute a breach of this Agreement, and Farm Credit agrees that Project Parties shall have no liability to Farm Credit for such failure; however, no claim of rescission or termination of the Project Documents by the applicable Project Party shall be binding upon Farm Credit without such notice.

9. Each Project Party acknowledges and agrees for the benefit of Farm Credit that as between itself and Colorado Greenhouse, Colorado Greenhouse owns all crops on the Premises planted by Colorado Greenhouse prior to the termination of the Management Agreement and all crops harvested therefrom.

10. Each Project Party agrees that the making of any distributions by Colorado Greenhouse to its members after the payment of all of its other obligations then due (including, without limitation, all payments due under the Management Agreement), regardless of the purposes for which such funds are used by the members of Colorado Greenhouse (including the construction and operation of any new greenhouses), shall not cause Colorado Greenhouse to be in violation of Section 3.3(a) of the Management Agreement.

11. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement shall be binding upon the Project Parties and their successors and assigns and is executed for the benefit of Farm Credit and its successors and assigns.

12. This Agreement shall continue in full force and effect so long as any portion of the Obligations remain due and owing and CGI has any commitment or obligation to Colorado Greenhouse under the Line of Credit Agreement.

13. This Agreement represents the entire agreement of the parties with respect to the subject matter hereof.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                                LANDLORD:

                                COLORADO POWER PARTNERS

                                By: TWOMBLY PARTNERS

                                        /s/ Nicholas G. Muller
                                    By:______________________________
                                       Nicholas G. Muller
                                       Management Committee Member

                                and

                                By: CTI PARTNERS I LLC

                                        /s/ Edward J. Wetherbee
                                    By:______________________________
                                       Edward J. Wetherbee


                                TENANT:

                                BRUSH GREENHOUSE PARTNERS

                                    /s/ Edward J. Wetherbee
                                By:__________________________________
                                   Name:  Edward J. Wetherbee
                                   Title: Management Committee Member

                                   EXHIBIT A
                                      to
                           Consent and Subordination

                                   Supplies
                                   --------


Growing Media
Seed
Fertilizer
Greenhouse consumables - bobbins, clips, truss supports, white wash, etc. Pesticides/ Insecticides/ Biological Controls/ Bees
Miscellaneous repair parts/ supplies
Packing Materials - boxes, comer boards, panapack, film, labels, pallets, stretch wrap, trays

                                   EXHIBIT B
                                      to
                           Consent and Subordination

                                   Equipment
                                   ---------


Box machines
Forklifts
Pallet jacks
Carts
Sprayers
Graders
Conveyors

                                   Exhibit D
                                      to
                   Colorado Greenhouse, LLC Loan Supplement

                           CONSENT AND SUBORDINATION


    This CONSENT AND SUBORDINATION (the "Agreement") dated as of January 24, 1997, is executed by Brush Cogeneration Partners, a Colorado general partnership ("Landlord"), and Brush Greenhouse Partners II, LLC, a Colorado limited liability company ("Tenant"), for the benefit of Colorado Springs Production Credit Association ("Farm Credit").

                                   RECITALS:
                                   --------

     A. Landlord and Tenant have entered into that certain Amended and Restated Cogeneration and Greenhouse Lease Agreement dated as of June 30, 1992 (as the same has been amended by Amendment to Amended and Restated Cogeneration and Greenhouse Lease Agreement dated as of December 29, 1994, the "Greenhouse Lease") pursuant to which Landlord has leased the Premises (as defined in the Greenhouse Lease) to Tenant.

     B. Landlord has executed that certain Construction and Term Loan Deed of Trust, Security Agreement and Assignment of Rents dated as of June 30, 1992, in favor of The Prudential Insurance Company of America and Credit Suisse (collectively, the "Lenders") (as the same has been or may hereafter be amended, the "Mortgage") pursuant to which Landlord has granted a lien to the Lenders on, among other property, the Premises.

     C. Tenant and Colorado Greenhouse LLC, a Colorado limited liability company ("Colorado Greenhouse") have entered into that certain Greenhouse Operation and Management Agreement dated as of December 29, 1994 (as the same may be amended the "Management Agreement", and together with the Greenhouse Lease and the Mortgage, herein the "Project Documents") pursuant to which Colorado Greenhouse has agreed to operate and manage the Premises.

     D. Farm Credit and Colorado Greenhouse, Inc. ("CGI"), an affiliate of Colorado Greenhouse, have entered into that certain Master Loan Agreement dated as of January 24, 1997 (as the same may be amended, the "MLA"). As allowed under the MLA, CGI has entered into a Line of Credit Agreement (the "Line of Credit Agreement") with Colorado Greenhouse, providing for a line of credit in the aggregate principal amount of up to $1,500,000, pursuant to which CGI may make loans to Colorado Greenhouse.

     E. In order to secure the obligations arising in connection with the Line of Credit Agreement (the "Obligations"), Colorado Greenhouse has entered into a Security Agreement (as the same may be amended, the "Security Agreement") with CGI dated as of January 24, 1997, pursuant to which Colorado Greenhouse granted to CGI security interests (the "Security Interests") in all of its right, title and interest in and to all crops now or hereafter planted, growing or stored on the Premises (as defined in the Greenhouse Lease, and any such crops, herein, the "Crops"), all material and supplies utilized in the planting, growing, harvesting and packaging of such Crops of the type described on Exhibit A attached hereto, which are now (or may hereafter be) stored on the Premises (the "Supplies"), certain equipment described on

Exhibit B attached hereto, which is or may be located on the Premises (the "Equipment") and all other property owned by Colorado Greenhouse described therein as the Collateral (such property herein referred to as the "CGI Collateral").

     F. In order to secure its obligations under the MLA, CGI has granted a security interest (the "Chattel Security Interest") in favor of Farm Credit in and to the Security Interests.

     G.  In order to induce (i) CGI to extend credit to Colorado Greenhouse and
(ii) Farm Credit to extend credit to CGI, Landlord and Tenant (together, the "Project Parties") desire to enter into this Agreement for the benefit of Farm Credit.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which have hereby been acknowledged, the parties hereto agree as follows:

      1. Landlord acknowledges having been informed of (i) Colorado Greenhouse's execution and delivery of the Line of Credit Agreement and the Security Agreement, and of the consummation of the transactions contemplated thereby and (ii) CGI's execution and delivery of the MLA and the granting of the Chattel Security Interest.

      2. Tenant hereby consents to Colorado Greenhouse's execution and delivery of the Line of Credit Agreement and the Security Agreement and to the consummation of the transactions contemplated thereby and agrees that such execution, delivery and consummation do not conflict with, result in a breach of or constitute a default under any Project Documents to which it is a party.

      3. Each Project Party represents and warrants to Farm Credit with respect to itself and the Project Documents to which it is a party that:

           (a) No default, event of default or event that would permit the termination of a Project Document exists under the Project Documents to which it is a party;

           (b) The Project Documents to which it is a party constitutes its legal, valid and binding obligation enforceable against it in accordance with their respective terms except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors rights; and

           (c) None of the Project Documents to which it is a party has terminated.


      4. Each Project Party hereby subordinates, makes junior, second and inferior to the Security Interests covering the CGI Collateral, any security interests, liens, and other rights, titles and interests (including without limitation, any security interest, lien or other right covering the CGI Collateral created in any Project Documents)
     which it now has or may hereafter acquire with respect to the CGI Collateral (regardless of whether the CGI Collateral is now owned or hereafter acquired by Colorado Greenhouse); provided, however, that this subordination shall not affect, postpone or diminish in any way the priority of the Landlord's reversionary interest in the "Facility" (as such term is defined under Section 2.1 of the Greenhouse Lease) which has been leased and demised to Tenant under the Greenhouse Lease, or to inhibit or impair in any way the exercise by Landlord of any rights and remedies available to Landlord in the event of a Default (defined in the Greenhouse Lease to be a breach extending beyond any applicable grace or cure period) by Tenant under the Greenhouse Lease.

5. Farm Credit through its authorized representatives or agents, may during normal business hours and upon 24 hours advance notice enter upon the Premises (as defined in the Greenhouse Lease) at any time and from time to time for the purposes of inspecting and caring for the CGI Collateral and, after the occurrence of an Event of Default under the Line of Credit Agreement, for the purpose of removing or conducting a sale or sales of any or all of the CGI Collateral. Farm Credit shall have no obligation or liability to Colorado Greenhouse or any Project Party in connection with the foregoing actions except, however, that Farm Credit shall promptly repair any damage to the Premises (as defined in the Greenhouse Lease) caused by such removal, sale or inspection and that Farm Credit shall be liable to a Project Party that has been damaged as a result of the acts and omissions of Farm Credit's employees or agents in connection with such removal, sale or inspection.

6. The Project Parties shall permit Farm Credit immediate access to the Facility at any time if Farm Credit notifies the Project Parties that such immediate access is necessary to prevent the value of the crops from being impaired given their perishable nature and the controlled conditions under which they are grown, harvested and stored.

7. Farm Credit's right to enter and remain upon the Premises and to remove therefrom the CGI Collateral as hereinbefore set forth shall terminate on the date which is the later of:

     (a) the date 60 days after the Lenders have (i) taken possession of the Premises and (ii) provided Farm Credit written notice of such termination, or

     (b) the date 30 days after the completion of the harvest of all crops which were planted on the Premises prior to the date Colorado Greenhouse's right to possession of the Premises terminated.

8. Each Project Party agrees to give Farm Credit written notice prior to or simultaneously with its exercise of any of its rights or remedies, or any other parties' rights or remedies of which such Project Party has knowledge, arising under any Project Documents as a result of a default, event of default or other event that would entitle a party to terminate any Project Document. Any notice or other communication required or permitted to be given under this Agreement to Farm Credit must be in writing and delivered in person or mailed by registered or certified mail, return receipt requested, postage prepaid to Farm Credit at this following address:

            3625 Citadel Dr. S.
            P.O. Box 9290
            Colorado Springs, CO 80932-9290

     or such other address as shall be set forth in a notice from the appropriate party given in compliance with this paragraph. Any such notice or other communication shall be deemed given when delivering in person, or, if mailed, when duly deposited in the mails. Failure of a Project Party to provide such notice to Farm Credit shall not constitute a breach of this Agreement, and Farm Credit agrees that Project Parties shall have no liability to Farm Credit for such failure; however, no claim of rescission or termination of the Project Documents by the applicable Project Party shall be binding upon Farm Credit without such notice.

9. Each Project Party acknowledges and agrees for the benefit of Farm Credit that as between itself and Colorado Greenhouse, Colorado Greenhouse owns all crops on the Premises planted by Colorado Greenhouse prior to the termination of the Management Agreement and all crops harvested therefrom.

10. Each Project Party agrees that the making of any distributions by Colorado Greenhouse to its members after the payment of all of its other obligations then due (including, without limitation, all payments due under the Management Agreement), regardless of the purposes for which such funds are used by the members of Colorado Greenhouse (including the construction and operation of any new greenhouses), shall not cause Colorado Greenhouse to be in violation of Section 3.3(a) of the Management Agreement.

11. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement shall be binding upon the Project Parties and their successors and assigns and is executed for the benefit of Farm Credit and its successors and assigns.

12. This Agreement shall continue in full force and effect so long as any portion of the Obligations remain due and owing and CGI has any commitment or obligation to Colorado Greenhouse under the Line of Credit Agreement.

13. This Agreement represents the entire agreement of the parties with respect to the subject matter hereof.

       IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                             LANDLORD:

                             BRUSH COGENERATION PARTNERS

                             By: NOAH I POWER PARTNERS, L.P., a general partner

                             By: NOAH I POWER GP,INC., its general partner


                                  By: [SIGNATURE ILLEGIBLE]
                                     ---------------------------

                                  Name: [NAME ILLEGIBLE]
                                       -------------------------

                                  Title:    VICE PRESIDENT
                                        ------------------------

                             and

                             By: CTI PARTNERS II LLC, a general partner


                                  By: /s/ Edward J. Wetherbee
                                     --------------------------------
                                     Edward J. Wetherbee
                                     Management Committee Member

                             TENANT:

                             BRUSH GREENHOUSE PARTNERS II, LLC


                             By: /s/ Edward J. Wetherbee
                                --------------------------------
                                Edward J. Wetherbee
                                Management Committee Member

                                   EXHIBIT A
                                      to
                           Consent and Subordination

                                   Supplies
                                   --------



Growing Media
Seed
Fertilizer
Greenhouse consumables - bobbins, clips, truss supports, white wash, etc. Pesticides/ Insecticides/ Biological Controls/ Bees
Miscellaneous repair parts/ supplies
Packing Materials - boxes, corner boards, panapack, film, labels, pallets, stretch wrap, trays

                                   EXHIBIT B
                                      to
                           Consent and Subordination

                                   Equipment
                                   ---------

Box machines
Forklifts
Pallet jacks
Carts
Sprayers
Graders
Conveyors

                                   Exhibit E
                                      to
                   Colorado Greenhouse, LLC Loan Supplement

                           CONSENT AND SUBORDINATION

     This CONSENT AND SUBORDINATION (the "Agreement") dated as of January 24, 1997 is executed by Thermo Cogeneration Partnership, L.P., a Colorado limited partnership ("Landlord"), and Rocky Mountain Produce LLC, a Colorado limited liability company ("Tenant"), for the benefit of Colorado Springs Production Credit Association ("Farm Credit").

                                   RECITALS:
                                   --------

     A. Landlord and Tenant have entered into that certain Thermal Supply Lease Agreement dated as of March 22, 1993 (supplemented pursuant to the Supplemental Agreement and Consent to Assignment dated April 7, 1993, among Landlord, Tenant and The Prudential Insurance Company of America ("Prudential"), and as the same has been amended by Amendment No. 1 to Thermal Supply Agreement dated as of December 29, 1994, and by Amendment No. 2 to Thermal Supply Agreement dated as of February 28, 1995, and by Amendment No. 3 to Thermal Supply Agreement dated as of February 28, 1995 (as so supplemented and amended), the "Greenhouse Lease") pursuant to which Landlord has leased the Premises (as defined in the Greenhouse Lease) to Tenant.

     B. Landlord has executed that certain Construction and Term Loan Deed of Trust, Security Agreement and Assignment of Rents (as the same has been or may hereafter be amended, the "Mortgage") dated as of April 7, 1993, in favor of Prudential, The Fuji Bank, Limited and certain other lenders (collectively "Lenders") pursuant to which Landlord has granted a lien to the Lenders on, among other property, the Premises.

     C. Tenant and Colorado Greenhouse LLC, a Colorado limited liability company ("Colorado Greenhouse") have entered into that certain Greenhouse Operation and Management Agreement dated as of December 29, 1994 (as the same may be amended the "Management Agreement", and together with the Greenhouse Lease and the Mortgage, herein the "Project Documents") pursuant to which Colorado Greenhouse has agreed to operate and manage the Premises.

     D. Farm Credit and Colorado Greenhouse, Inc. ("CGI"), an affiliate of Colorado Greenhouse, have entered into that certain Master Loan Agreement dated as of January 24, 1997 (as the same may be amended, the "MLA"). As allowed under the MLA, CGI has entered into a Line of Credit Agreement (the "Line of Credit Agreement") with Colorado Greenhouse, providing for a line of credit in the aggregate principal amount of up to $1,500,000, pursuant to which CGI may make loans to Colorado Greenhouse.

     E. In order to secure the obligations arising in connection with the Line of Credit Agreement (the "Obligations"), Colorado Greenhouse has entered into a Security Agreement (as the same may be amended, the "Security Agreement") with CGI dated as of January 24, 1997, pursuant to which Colorado Greenhouse granted to CGI security interests (the "Security Interests") in all of its right, title and interest in and to all crops now or hereafter planted, growing or stored on the Premises (as defined in the Greenhouse Lease, and any such crops herein, the "Crops"), all material and supplies utilized in the planting, growing, harvesting and packaging of such Crops of the type described on Exhibit A attached hereto, which are now (or may hereafter be) stored on the Premises (the "Supplies"), certain equipment described on Exhibit B attached hereto, which is or may be located on the Premises (the "Equipment") and all other property owned by Colorado Greenhouse described therein as the Collateral (such property herein referred to as the "CGI Collateral").

     F. In order to secure its obligations under the MLA, CGI has granted a security interest (the "Chattel Security Interest") in favor of Farm Credit in and to the Security Interests.

     G.  In order to induce (i) CGI to extend credit to Colorado Greenhouse and
(ii) Farm Credit to extend credit to CGI, Landlord and Tenant (together, the "Project Parties") desire to enter into this Agreement for the benefit of Farm Credit.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which have hereby been acknowledged, the parties hereto agree as follows:

     1. Landlord acknowledges having been informed of (i) Colorado Greenhouse's execution and delivery of the Line of Credit Agreement and the Security Agreement, and of the consummation of the transactions contemplated thereby and (ii) CGI's execution and delivery of the MLA and the granting of the Chattel Security Interest.

     2. Tenant hereby consents to Colorado Greenhouse's execution and delivery of the Line of Credit Agreement and the Security Agreement and to the consummation of the transactions contemplated thereby and agrees that such execution, delivery and consummation do not conflict with, result in a breach of or constitute a default under any Project Documents to which it is a party.

     3. Each Project Party represents and warrants to Farm Credit with respect to itself and the Project Documents to which it is a party that:

         (a) No default, event of default or event that would permit the termination of a Project Document exists under the Project Documents to which it is a party;

         (b) The Project Documents to which it is a party constitutes its legal, valid and binding obligation enforceable against it in accordance with their respective terms except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors rights; and

         (c) None of the Project Documents to which it is a party has terminated.

     4. Each Project Party hereby subordinates, makes junior, second and inferior to the Security Interests covering the CGI Collateral, any security interests, liens, and other rights, titles and interests (including without limitation, any security interest, lien or other right covering the CGI Collateral created in any Project Documents) which it now has or may hereafter acquire with respect to the CGI Collateral (regardless of whether the CGI Collateral is now owned or hereafter acquired by Colorado Greenhouse); provided, however, that this subordination shall not affect, postpone or diminish in any way the priority of the Landlord's reversionary interest in the "Facility" (as such term is defined under Section 2.1 of the Greenhouse Lease) which has been leased and demised to Tenant under the Greenhouse Lease, or to inhibit or impair in any way the exercise by Landlord of any rights and remedies available to Landlord in the event of a Default (defined in the Greenhouse Lease to be a breach extending beyond any applicable grace or cure period) by Tenant under the Greenhouse Lease.

     5. Farm Credit through its authorized representatives or agents, may during normal business hours and upon 24 hours advance notice enter upon the Premises (as defined in the Greenhouse Lease) at any time and from time to time for the purposes of inspecting and caring for the CGI Collateral and, after the occurrence of an Event of Default under the Line of Credit Agreement, for the purpose of removing or conducting a sale or sales of any or all of the CGI Collateral. Farm Credit shall have no obligation or liability to Colorado Greenhouse or any Project Party in connection with the foregoing actions except, however, that Farm Credit shall promptly repair any damage to the Premises (as defined in the Greenhouse Lease) caused by such removal, sale or inspection and that Farm Credit shall be liable to a Project Party that has been damaged as a result of the acts and omissions of Farm Credit's employees or agents in connection with such removal, sale or inspection.

     6. The Project Parties shall permit Farm Credit immediate access to the Facility at any time if Farm Credit notifies the Project Parties that such immediate access is necessary to prevent the value of the crops from being impaired given their perishable nature and the controlled conditions under which they are grown, harvested and stored.

     7. Farm Credit's right to enter and remain upon the Premises and to remove therefrom the CGI Collateral as hereinbefore set forth shall terminate on the date which is the later of:

         (a) the date 60 days after the Lenders have (i) taken possession of the Premises and (ii) provided Farm Credit written notice of such termination, or

         (b) the date 30 days after the completion of the harvest of all crops which were planted on the Premises prior to the date Colorado Greenhouse's right to possession of the Premises terminated.

     8. Each Project Party agrees to give Farm Credit written notice prior to or simultaneously with its exercise of any of its rights or remedies, or any other parties' rights or remedies of which such Project Party has knowledge, arising under any Project Documents as a result of a default, event of default or other event that would entitle a party to terminate any Project Document. Any notice or other communication required or permitted to be given under this Agreement to Farm Credit must be in writing and delivered in person or mailed by registered or certified mail, return receipt requested, postage prepaid to Farm Credit at this following address:

                3625 Citadel Dr. S.
                P.O. Box 9290
                Colorado Springs, CO 80932-9290

         or such other address as shall be set forth in a notice from the appropriate party given in compliance with this paragraph. Any such notice or other communication shall be deemed given when delivering in person, or, if mailed, when duly deposited in the mails. Failure of a Project Party to provide such notice to Farm Credit shall not constitute a breach of this Agreement, and Farm Credit agrees that Project Parties shall have no liability to Farm Credit for such failure; however, no claim of rescission or termination of the Project Documents by the applicable Project Party shall be binding upon Farm Credit without such notice.

     9. Each Project Party acknowledges and agrees for the benefit of Farm Credit that as between itself and Colorado Greenhouse, Colorado Greenhouse owns all Crops on the Premises planted by Colorado Greenhouse prior to the termination of the Management Agreement and all crops harvested therefrom.

     10. Each Project Party agrees that the making of any distributions by Colorado Greenhouse to its members after the payment of all of its other obligations then due (including, without limitation, all payments due under the Management Agreement), regardless of the purposes for which such funds are used by the members of Colorado Greenhouse (including the construction and operation of any new greenhouses), shall not cause Colorado Greenhouse to be in violation of Section 3.3(a) of the Management Agreement.

     11. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement shall be binding upon the Project Parties and their successors and assigns and is executed for the benefit of Farm Credit and its successors and assigns.

     12. This Agreement shall continue in full force and effect so long as any portion of the Obligations remain due and owing and CGI has any commitment or obligation to Colorado Greenhouse under the Line of Credit Agreement.

     13. This Agreement represents the entire agreement of the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                              LANDLORD:

                              THERMO COGENERATION PARTNERSHIP, L.P.

                              By: Thermo Ft. Lupton, L.P., General Partner

                                  By: Thermo Ft. Lupton I, Inc., General Partner

                                  By: /s/ James Monroe, III
                                     -------------------------------------------
                                          James Monroe, III, President

                              By: CSW Ft. Lupton, Inc., General Partner

                                  By: /s/ signature illegible
                                     -------------------------------------------
                                  Name: illegible
                                       -----------------------------------------
                                  Title: illegible
                                        ----------------------------------------

                              TENANT:

                              ROCKY MOUNTAIN PRODUCE LLC

                              By: /s/ Edward J. Wetherbee
                                 -----------------------------------------------
                                  Edward J. Wetherbee
                                  Management Committee Member

                                   EXHIBIT A
                                      to
                           Consent and Subordination

                                   Supplies
                                   --------


Growing Media
Seed
Fertilizer
Greenhouse consumables - bobbins, clips, truss supports, white wash, etc. Pesticides/ Insecticides/ Biological Controls/ Bees
Miscellaneous repair parts/ supplies
Packing Materials - boxes, corner boards, panapack, film, labels, pallets, stretch wrap, trays

                                   EXHIBIT B
                                      to
                           Consent and Subordination

                                   Equipment
                                   ---------

Box machines
Forklifts
Pallet jacks
Carts
Sprayers
Graders
Conveyors

                                   Exhibit F
                                      to
                   Colorado Greenhouse, LLC Loan Supplement

                           CONSENT AND SUBORDINATION

     This CONSENT AND SUBORDINATION (this "Agreement") dated as of January 24, 1997, is executed by American Atlas #1, Ltd., a Colorado limited partnership ("Landlord"), and Wolf Creek Rifle Limited Liability Company, a Colorado limited liability company ("Tenant"), for the benefit of Colorado Springs Production Credit Association ("Farm Credit").

                                   RECITALS:
                                   ---------

     A. Landlord and Westinghouse Credit Corporation, a Delaware corporation ("Westinghouse") have entered into that certain Facility and Site Lease (the "Site Lease") dated as of January 1, 1993, covering certain real property located near Rifle, Colorado (the "Property") and the cogeneration facility located thereon.

     B. Landlord and Tenant have entered into that certain Greenhouse Lease Agreement dated as of April 15, 1993, between Landlord and Tenant pursuant to which Landlord has leased to Tenant the Premises (as defined in the Greenhouse Lease) located on the Property.

     C. Tenant and Colorado Greenhouse LLC, a Colorado limited liability company ("Colorado Greenhouse"), have entered into that certain Greenhouse Operation and Management Agreement dated as of July 31, 1996 (as the same may be amended, the "Management Agreement", and together with the Site Lease and the Greenhouse Lease, herein the "Project Documents") pursuant to which Colorado Greenhouse has agreed to operate and manage the Premises.

     D. Farm Credit and Colorado Greenhouse, Inc. ("CGI"), an affiliate of Colorado Greenhouse, have entered into that certain Master Loan Agreement dated as of January 24, 1997 (as the same may be amended, the "MLA"). As allowed under the MLA, CGI has entered into a Line of Credit Agreement (the "Line of Credit Agreement") with Colorado Greenhouse, providing for a line of credit in the aggregate principal amount of $1,500,000, pursuant to which CGI may make loans to Colorado Greenhouse.

     E. In order to secure the obligations arising in connection with the Line of Credit Agreement (the "Obligations"), Colorado Greenhouse has entered into a Security Agreement (as the same may be amended, the "Security Agreement") with CGI dated as of January 24, 1997, pursuant to which Colorado Greenhouse has granted to CGI security interests (the "Security Interests") in all of its right, title and interest in and to all crops now or hereafter planted, growing or stored on the Premises (as defined in the Greenhouse Lease, and any such crops, herein, the "Crops"), all material and supplies utilized in the planting, growing, harvesting and packaging of such Crops of the type described on Exhibit A attached hereto, which are now (or may hereafter be) stored on the Premises, certain equipment described on Exhibit B attached hereto, which is now, or may be hereafter, located on the Premises (expressly excluding, however, those items of equipment owned by Landlord and Tenant and existing on the Premises on or before January 1, 1996, as more particularly described on Exhibit B-1 attached hereto), and all other property owned by Colorado Greenhouse described therein as the Collateral (such property herein referred to as the "CGI Collateral").

     F. In order to secure its obligations under the MLA, CGI has granted a security interest (the "Chattel Security Interest") in favor of Farm Credit in and to the Security Interests.

     G.  In order to induce (i) CGI to extend credit to Colorado Greenhouse, and
(ii) Farm Credit to extend credit to CGI, Landlord and Tenant (together, the "Project Parties") desire to enter into this Agreement for the benefit of Farm Credit.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which have hereby been acknowledged, the parties hereto agree as follows:

     1. Landlord acknowledges having been informed of (i) Colorado Greenhouse's execution and delivery of the Line of Credit Agreement and the Security Agreement, and of the consummation of the transactions contemplated thereby, and (ii) CGI's execution and delivery of the MLA and the granting of the Chattel Security Interest.

     2. Tenant hereby consents to Colorado Greenhouse's execution and delivery of the Line of Credit Agreement and the Security Agreement and to the consummation of the transactions contemplated thereby and agrees that such execution, delivery and consummation do not conflict with, result in a breach of or constitute a default under any Project Documents to which it is a party.

     3. Each Project Party represents and warrants to Farm Credit with respect to itself and the Project Documents to which it is a party that:

         (a) No default, event of default or event that would permit the termination of a Project Document exists under the Project Documents to which it is a party;

         (b) The Project Documents to which it is a party constitutes its legal, valid and binding obligation enforceable against it in accordance with their respective terms except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors rights; and

         (c) None of the Project Documents to which it is a party has terminated.

     4. Each Project Party hereby subordinates, makes junior, second and inferior to the Security Interests covering the CGI Collateral, any security interests, liens, and other rights, titles and interests (including without limitation, any security interest, lien or other right covering the CGI Collateral created in any Project Documents) which it now has or may hereafter acquire with respect to the CGI Collateral

         (regardless of whether the CGI Collateral is now owned or hereafter acquired by Colorado Greenhouse); provided, however, that this subordination shall not inhibit or impair in any way the exercise by Landlord of any rights and remedies available to Landlord if an event of default has occurred under the Greenhouse Lease, except that Landlord acknowledges that such exercise of its rights and remedies does not include possession or removal of the CGI Collateral for so long as Farm Credit has the right to enter and remain upon the Premises and to remove therefrom the CGI Collateral as provided in Section 7 of this Agreement.

     5. Farm Credit, through its authorized representatives or agents, may, during normal business hours and upon 24 hours advance notice, enter upon the Premises (as defined in the Greenhouse Lease) at any time and from time to time for the purposes of inspecting and caring for the CGI Collateral and, after the occurrence of an Event of Default under the Line of Credit Agreement, for the purpose of removing or conducting a sale or sales of any or all of the CGI Collateral. Farm Credit shall have no obligation or liability to Colorado Greenhouse or any Project Party in connection with the foregoing actions except, however, that Farm Credit shall promptly repair any damage to the Premises (as defined in the Greenhouse Lease) caused by such removal, sale or inspection and that Farm Credit shall be liable to a Project Party that has been damaged as a result of the acts and omissions of Farm Credit's employees or agents in connection with such removal, sale or inspection.

     6. The Project Parties shall permit Farm Credit immediate access to the Property at any time if Farm Credit notifies the Project Parties that such immediate access is necessary to prevent the value of the crops from being impaired given their perishable nature and the controlled conditions under which they are grown, harvested and stored.

     7. Farm Credit's right to enter and remain upon the Premises and to remove therefrom the CGI Collateral as hereinbefore set forth shall terminate on the date which is the later of:

         (a) the date 60 days after Westinghouse has (i) taken possession of the Premises and (ii) provided Farm Credit written notice of such termination, or

         (b) the date 30 days after the completion of the harvest of all crops which were planted on the Premises prior to the date Colorado Greenhouse's right to possession of the Premises terminated.

     8. Each Project Party agrees to give Farm Credit written notice prior to or simultaneously with its exercise of any of its rights or remedies, or any other parties' rights or remedies of which such Project Party has knowledge, arising under any Project Documents as a result of a default, event of default or other event that would entitle a party to terminate any Project Document. Any notice or other communication required or permitted to be given under this Agreement to Farm Credit must be in writing and delivered in person or mailed by registered or certified mail, return receipt requested, postage prepaid to Farm Credit at this following address:

                3625 Citadel Dr. S.
                P.O. Box 9290
                Colorado Springs, CO 80932-9290

         or such other address as shall be set forth in a notice from the appropriate party given in compliance with this paragraph. Any such notice or other communication shall be deemed given, when delivering in person, or, if mailed, when duly deposited in the mails. Failure of a Project Party to provide such notice to Farm Credit shall not constitute a breach of this Agreement, and Farm Credit agrees that Project Parties shall have no liability to Farm Credit for such failure; however, no claim of rescission or termination of the Project Documents by the applicable Project Party shall be binding upon Farm Credit without such notice.

     9. Each Project Party acknowledges and agrees for the benefit of Farm Credit that as between itself and Colorado Greenhouse, Colorado Greenhouse owns all crops on the Premises planted by Colorado Greenhouse prior to the termination of the Management Agreement and all crops harvested therefrom.

     10. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado. This Agreement shall be binding upon the Project Parties and their successors and assigns and is executed for the benefit of Farm Credit and its successors and assigns.

     11. This Agreement shall continue in full force and effect so long as any portion of the Obligations remain due and owing and CGI has any commitment or obligation to Colorado Greenhouse under the Line of Credit Agreement.

     12. This Agreement represents the entire agreement of the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                   LANDLORD:

                                   AMERICAN ATLAS #1, LTD., a Colorado limited partnership

                                   By: /s/ William E. Coleman
                                      -----------------------------------------
                                   Name:  William E. Coleman
                                   Title: Chairman of General Partner

                                   TENANT:

                                   WOLF CREEK RIFLE LIMITED LIABILITY
                                   COMPANY, a Colorado limited liability company

                                   By: /s/ William E. Coleman
                                      ------------------------------------------
                                   Name:  William E. Coleman
                                   Title: Manager

                                   EXHIBIT A
                                      to
                           Consent and Subordination

                                   Supplies
                                   --------

Growing Media
Seed
Fertilizer
Greenhouse consumables - bobbins, clips, truss supports, white wash, etc. Pesticides/ Insecticides/ Biological Controls/ Bees
Miscellaneous repair parts/ supplies
Packing Materials - boxes, corner boards, panapack, film, labels, pallets, stretch wrap, trays

                                   EXHIBIT B
                                      to
                           Consent and Subordination

                                   Equipment
                                   ---------

Box machines
Forklifts
Pallet jacks
Carts
Sprayers
Graders
Conveyors

                                   Exhibit G
                                      to
                   Colorado Greenhouse, LLC Loan Supplement


                               January 28, 1997


Colorado Springs Production Credit Association
3625 Citadel Drive S.
Colorado Springs, Colorado 80932-9290

     Re: Colorado Power Partners, Partners, Brush Greenhouse Partners and Colorado Greenhouse LLC

Ladies and Gentlemen:

     Reference is made to that certain Construction and Term Loan Deed of Trust, Security Agreement and Assignment of Rents dated as of June 30, 1993 (as may be amended, the "Deed of Trust") from Colorado Power Partners ("CPP") in favor of the undersigned (collectively, the "Lenders"). The Deed of Trust was created pursuant to the terms of the Construction and Term Loan Agreement among CPP and the Lenders, which document provided for the advancement of funds from the Lenders to CPP for the purposes of constructing a cogeneration facility, which includes a commercial greenhouse facility, located in Brush, Colorado (the "Facility").

     It is our understanding that:

     (a) CPP has leased the greenhouse component of the Facility to Brush Greenhouse Partners ("BGP") pursuant to that certain Cogeneration and Greenhouse Lease Agreement dated as of June 8, 1989 (the "Greenhouse Lease");

     (b) BGP has entered into a Greenhouse Operation and Management Agreement ("O&M Agreement") dated as of December 29, 1994 with Colorado Greenhouse LLC ("Colorado Greenhouse"); and

     (c) Colorado Greenhouse has entered into a Line of Credit Agreement (providing for a line of credit in the aggregate principal amount of up to $1,500,000) and a Security Agreement (together, the "Loan Documents"), each dated as of January 24, 1997, with Colorado Greenhouse, Inc. ("CGI"), which is an affiliate of Colorado Greenhouse;

     (d) CPP and BGP have executed that certain Consent and Subordination (the "Consent") dated as of January 24, 1997, in favor of Colorado Springs

Colorado Springs Production Credit Association
January 28, 1997
Page 2

          Production Credit Association ("Farm Credit"), a copy of which is attached hereto as Exhibit H.

     You have informed us that you are entering into a loan transaction (the "Loan") with CGI evidenced by Master Loan Agreement (the "Master Loan Agreement") dated as of January 24, 1997, which contemplates the execution of a Security Agreement (the "Security Agreement") and an Assignment of Loan Documents (the "Assignment"), copies of which is attached hereto as Exhibits C-1 and C-2, pursuant to which CGI will grant to Farm Credit a security interest in the Loan Documents. You have also informed us that the Loan Documents, copies of which are attached hereto as Exhibits D and E, will grant to CGI security interests in all of Colorado Greenhouse's right, title and interest in and to all crops now or hereafter planted, growing or stored on the Premises (as defined in the Greenhouse Lease, and any such crops, herein the "Crops"), all material and supplies utilized in the planting, growing, harvesting and packaging of such Crops, of the type described on Exhibit A attached hereto, which are now (or may hereafter be) stored on the Premises (the "Supplies"), the equipment described on Exhibit B attached hereto, which is or may be located on the Premises (the "Equipment") and all the other property owned by Colorado Greenhouse described therein as the Collateral (such property herein referred to as the "CGI Collateral").

     We acknowledge for your benefit that Colorado Greenhouse has not granted any liens or security interests to us or for our benefit, and we disclaim any interest in any of the Crops, Supplies or Equipment.

     We also agree for the benefit of Farm Credit that we will not claim any crops which are now or may hereafter be planted on the Premises prior to the termination of Colorado Greenhouse's right to possession of the Premises and any crops now or hereafter stored on the Premises by Colorado Greenhouse as being part of the Facility encumbered by the Deed of Trust.

     As long as either CPP or BGP is entitled to possession of the Facility, the undersigned Lenders agree not to interfere with any rights Farm Credit has under the Consent.

     Lenders agree that after they have or their authorized representative has obtained possession of the Facility under the rights set forth in the Deed of Trust or otherwise, Farm Credit may from time to time, through its authorized representative, during normal business hours and with 24 hours written notice to the Lenders at the address set forth herein, enter the Premises for the purposes of caring for the Crops and removing the Crops, Supplies, Equipment and any other property that is owned by Colorado

Colorado Springs Production Credit Association
January 28, 1997
Page 3

Greenhouse (as determined by reasonable and customary evidence thereof) which constitutes CGI Collateral.

     After the Lenders or their authorized representatives have obtained possession of the Facility under the rights set forth in the Deed of Trust or otherwise, the Lenders shall permit Farm Credit immediate access to the Facility at anytime if Farm Credit notifies the Lenders that such immediate access is necessary to prevent the value of the Crops from being impaired given their perishable nature and the controlled conditions under which they are grown, harvested and stored.

     Farm Credit's right to enter and remain upon the Premises and to remove therefrom the CGI Collateral as hereinbefore set forth shall terminate on the date which is the later of:

     (a) the date 60 days after the Lenders have (i) taken possession of the Facility and (ii) provided Farm Credit written notice of such termination; or

     (b) the earlier of (i) the date 30 days after the completion of the harvest of all Crops which were planted on the Premises prior to the date Colorado Greenhouse's right to possession of the Premises terminated or (ii) 10 months after the date Colorado Greenhouse's right to possession of the Premises terminated.

     Farm Credit agrees to promptly and at its own expense repair any damages to the Facility caused by either it or its authorized representatives while on the Facility. In furtherance of the foregoing, Farm Credit shall indemnify and hold the Lenders and their respective affiliates, officers, directors and agents harmless from any loss, liability or damage incurred or suffered by any such persons or entity as a direct or proximate result of the acts or omissions of Farm Credit or its authorized representatives while Farm Credit or its authorized representatives are present at the Facility.

     The Lenders acknowledge and accept that CPP and BGP have agreed that the making of any distributions by Colorado Greenhouse to its members after the payment of all of its other obligations then due (including, without limitation, all payments due under the O&M Agreement), regardless of the purposes for which such funds are used by the members of Colorado Greenhouse (including the construction and operation of any new greenhouses), shall not cause Colorado Greenhouse to be in violation of Section 3.3(a) of the O&M Agreement.

     This consent shall terminate and be of no further force and effect in the event that Farm Credit shall agree to any amendment to or waive, or accept any waiver of, (a) the provisions of Section 2(D) of the Pledge Agreement, dated as of January 24, 1997 (the

Colorado Springs Production Credit Association
January 28, 1997
Page 4


"Pledge Agreement"), made by CG Member, Inc., a Delaware corporation ("CG Member") to Farm Credit, a copy of which is attached hereto as Exhibit F, or any other provision of the Pledge Agreement if such amendment or waiver affects the application or effect of the provisions of Section 2(D) thereof or (b) the provisions of Section 2.2, 2.3 or 8.1 of the Colorado Greenhouse LLC Loan Supplement, dated as of January 24, 1997 (the "LLC Loan Supplement"), between Farm Credit and CGI, a copy of which is attached hereto as Exhibit G, or any other provision of the LLC Loan Supplement is such amendment or waiver affects the application or effect of the provisions of any such Section. This consent shall also terminate upon the termination of the LLC Loan Supplement. Finally, this consent is given based upon our understanding that the shares of CG Member have not been and will not be pledged to Farm Credit.


                                        THE PRUDENTIAL INSURANCE
                                        COMPANY OF AMERICA

                                        By: /s/ Ric E. Abel
                                           -------------------------------------
                                        Name: Ric E. Abel
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        Address for Notices:

                                        c/o Prudential Capital Group
                                        Global Utility and Project Finance
                                        Four Gateway Center
                                        Newark, NJ 07102


                                        PRUCO LIFE INSURANCE COMPANY


                                        By: /s/ John K. Ward
                                           -------------------------------------
                                        Name: John Ward
                                             -----------------------------------
                                        Title: V.P.
                                              ----------------------------------

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Address for Notices:

                                        c/o Prudential Capital Group
                                        Global Utility and Project Finance
                                        Four Gateway Center
                                        Newark, NJ 07102

Colorado Springs Production Credit Association
January 28, 1997
Page 5

Accepted and Agreed:

Colorado Springs Production Association

By:  /s/ Russell Tomky                     Address for Notices
    ----------------------------           3625 Citadel Dr. S
Name:  Russell Tomky                       P.O. Box 9290
      --------------------------           Colorado Springs, CO  80932-9296
Title:  SR. V.P. - CREDIT
       -------------------------


Colorado Greenhouse, Inc.

By:  /s/ Edward Wetherbee                  Address for Notices
    ----------------------------           6811 Weld County Road 31
Name:                                      P.O. Box 309
      --------------------------           Ft. Lupton, CO  80621
Title:
       -------------------------

                                   EXHIBIT A

Supplies:

Growing Media
Seed
Fertilizer
Greenhouse consumables - bobbins, clips, truss supports, white wash, etc. Pesticides/Insecticides/Biological Controls/Bees
Miscellaneous repair parts/supplies
Packing Materials - boxes, corner boards, panapack, film, labels, pallets, stretch wrap, trays

                                   EXHIBIT B

Equipment

Box Machines
Forklifts
Pallet Jacks
Carts
Sprayers
Graders
Conveyors

                                   Exhibit H
                                       to
                    Colorado Greenhouse, LLC Loan Supplement



                               January 28, 1997


Colorado Springs Production Credit Association
3625 Citadel Drive S.
Colorado Springs, Colorado 80932-9290

        Re: Brush Cogeneration Partners, Brush Greenhouse Partners II, LLC and Colorado Greenhouse LLC

Ladies and Gentlemen:

        Reference is made to that certain Construction and Term Loan Deed of Trust, Security Agreement and Assignment of Rents dated as of June 30, 1992, as amended (the "Deed of Trust") from Brush Cogeneration Partners ("BCP") in favor of the undersigned (collectively, the "Lenders"). The Deed of Trust was created pursuant to the terms of the Construction and Term Loan Agreement among BCP and the Lenders, which document provided for the advancement of funds from the Lenders to BCP for the purposes of constructing a cogeneration facility, which includes a commercial greenhouse facility, located in Brush, Colorado (the "Facility").

        It is our understanding that:

        (a) BCP has leased the greenhouse component of the Facility to Brush Greenhouse Partners II, LLC ("BGP II") pursuant to that certain Amended and Restated Cogeneration and Greenhouse Lease Agreement dated as of June 1, 1992 (as amended, the "Greenhouse Lease");

        (b) BGP II has entered into a Greenhouse Operation and Management Agreement (the "O&M" Agreement") dated as of December 29, 1994 with Colorado Greenhouse LLC ("Colorado Greenhouse");

        (c) Colorado Greenhouse has entered into a Line of Credit Agreement (providing for a line of credit in the aggregate principal amount of up to $1,500,000) and a Security Agreement (together, the "Loan Documents"), each dated as of January 24, 1997, with Colorado Greenhouse, Inc. ("CGI"), which is an affiliate of Colorado Greenhouse;

Colorado Springs Production Credit Association
January 28, 1997
Page 2

     (d) BCP and BGP 11 have executed that certain Consent and Subordination (the "Consent") dated as of January 24, 1997, in favor of Colorado Springs Production Credit Association ("Farm Credit"), a copy of which is attached hereto as Exhibit H.

     You have informed us that you are entering into a loan transaction (the "Loan") with CGI evidenced by Master Loan Agreement (the "Master Loan Agreement") dated as of January 24, 1997, which contemplates the execution of a Security Agreement (the "Security Agreement") and an Assignment of Loan Documents (the "Assignment"), copies of which are attached hereto as Exhibits C-1 and C-2, pursuant to which CGI will grant to Farm Credit a security interest in the Loan Documents. You have also informed us that the Loan Documents, copies of which are attached hereto as Exhibits D and E, will grant to CGI security interests in all of Colorado Greenhouse's right, title and interest in and to all crops now or hereafter planted, growing or stored on the Premises (as defined in the Greenhouse Lease, and any such crops, herein the "Crops"), all material and supplies utilized in the planting, growing, harvesting and packaging of such Crops, of the type described on Exhibit A attached hereto, which are now (or may hereafter be) stored on the Premises (the "Supplies"), the equipment described on Exhibit B attached hereto, which is or may be located on the Premises (the "Equipment") and all the other property owned by Colorado Greenhouse described therein as the Collateral (such property herein referred to as the "CGI Collateral").

     We acknowledge for your benefit that Colorado Greenhouse has not granted any liens or security interests to us or for our benefit, and we disclaim any interest in any of the Crops, Supplies or Equipment.

     We also agree for the benefit of Farm Credit that we will not claim any crops which are now or may hereafter be planted on the Premises prior to the termination of Colorado Greenhouse's right to possession of the Premises and any crops now or hereafter stored on the Premises by Colorado Greenhouse as being part of the Facility encumbered by the Deed of Trust.

     As long as either BCP or BGP II is entitled to possession of the Facility, the undersigned Lenders agree not to interfere with any rights Farm Credit has under the Consent.

     Lenders agree that after they have or their authorized representative has obtained possession of the Facility under the rights set forth in the Deed of Trust or otherwise, Farm Credit may from time to time, through its authorized representative, during normal business hours and with 24 hours written notice to the Lenders at the address set forth herein, enter the Premises for the purposes of caring for the Crops and removing the

Colorado Springs Production Credit Association
January 28, 1997
Page 3

Crops, Supplies, Equipment and any other property that is owned by Colorado Greenhouse (as determined by reasonable and customary evidence thereof) which constitutes CGI Collateral.

     After the Lenders or their authorized representatives have obtained possession of the Facility under the rights set forth in the Deed of Trust or otherwise, the Lenders shall permit Farm Credit immediate access to the Facility at any time if Farm Credit notifies the Lenders that such immediate access is necessary to prevent the value of the Crops from being impaired given their perishable nature and the controlled conditions under which they are grown, harvested and stored.

     Farm Credit's right to enter and remain upon the Premises and to remove therefrom the CGI Collateral as hereinbefore set forth shall terminate on the date which is the later of:

     (a) the date 60 days after the Lenders have (i) taken possession of the Facility and (ii) provided Farm Credit and CGI written notice of such termination; or

     (b) the date 30 days after the completion of the harvest of all Crops which were planted on the Premises prior to the date Colorado Greenhouse's right to possession of the Premises terminated.

     Farm Credit agrees to promptly and at its own expense repair any damages to the Facility caused by either it or its authorized representatives while on the Facility. In furtherance of the foregoing, Farm Credit shall indemnify and hold the Lenders and their respective affiliates, officers, directors and agents harmless from any loss, liability or damage incurred or suffered by any such persons or entity as a direct or proximate result of the acts or omissions of Farm Credit or its authorized representatives while Farm Credit or its authorized representatives are present at the Facility.

     The Lenders acknowledge and accept that BCP and BGP II have agreed that the making of any distributions by Colorado Greenhouse to its members after the payment of all of its other obligations then due (including, without limitation, all payments due under the O&M Agreement), regardless of the purposes for which such funds are used by the members of Colorado Greenhouse (including the construction and operation of any new greenhouses), shall not cause Colorado Greenhouse to be in violation of Section 3.3(a) of the O&M Agreement.

     This consent shall terminate and be of no further force and effect in the event that Farm Credit shall agree to any amendment to or waive, or accept any waiver of, (a) the

Colorado Springs Production Credit Association
January 28, 1997
Page 4

provisions of Section 2(D) of the Pledge Agreement, dated as of January 24, 1997 (the "Pledge Agreement"), made by CG Member, Inc., a Delaware corporation ("CG Member") to Farm Credit, a copy of which is attached hereto as Exhibit F, or any other provision of the Pledge Agreement if such amendment or waiver affects the application or effect of the provisions of Section 2(D) thereof or (b) the provisions of Section 2.2, 2.3 or 8.1 of the Colorado Greenhouse LLC Loan Supplement, dated as of January 24, 1997 (the "LLC Loan Supplement"), between Farm Credit and CGI, a copy of which is attached hereto as Exhibit G, or any other provision of the LLC Loan Supplement if such amendment or waiver affects the application or effect of the provisions of any such Section. This consent shall also terminate upon the termination of the LLC Loan Supplement. Finally, this consent is given based upon our understanding that the shares of CG Member have not been and will not be pledged to Farm Credit.

                                  THE PRUDENTIAL INSURANCE
                                  COMPANY OF AMERICA



                                  By: /s/ Joseph J. Lemanswicz
                                      -------------------------------------
                                  Name: Joseph J. Lemanswicz
                                        -----------------------------------
                                  Title: Vice President
                                         ----------------------------------

                                  Address for Notices:

                                  c/o Prudential Capital Group
                                  Global Utility and Project Finance
                                  Four Gateway Center
                                  Newark, NJ 07102

Colorado Springs Production Credit Association
January 28, 1997
Page 5

                                  CREDIT SUISSE FIRST BOSTON

                                  By: /s/ SIGNATURE ILLEGIBLE
                                      --------------------------------------
                                  Name: NAME ILLEGIBLE
                                        ------------------------------------
                                  Title: Associate
                                         -----------------------------------


                                  By: /s/ Anderew H. Leon
                                      --------------------------------------
                                  Name: Anderew H. Leon
                                        ------------------------------------
                                  Title: Associate
                                         -----------------------------------


                                  Address for Notices:

                                  Global Project Finance Group
                                  11 Madison Avenue, 19th Floor
                                  New York, New York 10010-3629

Accepted and Agreed:

Colorado Springs Production Credit Association

By: _________________________     Addresses for Notices:
Name: _______________________     3625 Citadel Dr. S
Title: ______________________     P.O. Box 9290
                                  Colorado Springs, CO 80932-9296


Colorado Greenhouse, Inc.

By: _________________________     Address for Notices:
Name: _______________________     6811 Weld County Road 31
Title: ______________________     P.O. Box 309
                                  Ft. Lupton, CO  80621


Colorado Springs Production Credit Association
January 28, 1997
Page 5

                                  CREDIT SUISSE FIRST BOSTON

                                  By:
                                      --------------------------------------
                                  Name:
                                        ------------------------------------
                                  Title:
                                         -----------------------------------

                                  By:
                                      --------------------------------------
                                  Name:
                                        ------------------------------------
                                  Title:
                                         -----------------------------------

                                  Address for Notices:

                                  Global Project Finance Group
                                  11 Madison Avenue, 19th Floor
                                  New York, New York 10010-3629

Accepted and Agreed:

Colorado Springs Production Credit Association

By: /s/ Russell Tomky             Addresses for Notices:
    -------------------------     3625 Citadel Dr. S
Name: Russell Tomky               P.O. Box 9290
      -----------------------     Colorado Springs, CO 80932-9296
Title: Sr. V.P.-Credit
       ----------------------


Colorado Greenhouse, Inc.

By: _________________________     Address for Notices:
Name: _______________________     6811 Weld County Road 31
Title: ______________________     P.O. Box 309
                                  Ft. Lupton, CO  80621

                                   EXHIBIT A

Supplies:

Growing Media
Seed
Fertilizer
Greenhouse consumables - bobbins, clips, truss supports, white wash, etc. Pesticides/Insecticides/Biological Controls/Bees
Miscellaneous repair parts/supplies
Packing Materials - boxes, corner boards, panapack, film, labels, pallets, stretch wrap, trays

                                   EXHIBIT B

Equipment

Box Machines
Forklifts
Pallet Jacks
Carts
Sprayers
Graders
Conveyors

                                   Exhibit I
                                      to
                   Colorado Greenhouse, LLC Loan Supplement



                               January 28, 1997


Colorado Springs Production Credit Association
3625 Citadel Drive S.
Colorado Springs, Colorado 80932-9290

Re: Thermo Cogeneration Partnership, L.P., Rocky Mountain Produce LLC and Colorado Greenhouse LLC

Ladies and Gentlemen:

     Reference is made to that certain Construction and Term Loan Deed of Trust, Security Agreement and Assignment of Rents dated as of April 7, 1993, as amended (the "Deed of Trust") from Thermo Cogeneration Partnership, L.P. ("Thermo") in favor of the undersigned (collectively, the "Lenders"). The Deed of Trust was created pursuant to the terms of the Construction and Term Loan Agreement among Thermo and the Lenders, which document provided for the advancement of funds from the Lenders to Thermo for the purposes of constructing a cogeneration facility, which includes a commercial greenhouse facility, located in Fort Lupton, Colorado (the "Facility").

     It is our understanding that:

     (a) Thermo has leased the greenhouse component of the Facility to Rocky Mountain Produce LLC ("RMP") pursuant to that certain Thermal Supply Lease Agreement dated as of March 22, 1993 (as amended, the "Greenhouse Lease");

     (b) RMP has entered into a Greenhouse Operation and Management Agreement ("O&M Agreement") dated as of December 29, 1994 with Colorado Greenhouse LLC ("Colorado Greenhouse");

     (c) Colorado Greenhouse has entered into a Line of Credit Agreement (providing for a line of credit in the aggregate principal amount of up to $1,500,000) and a Security Agreement (together, the "Loan Documents"), each dated as of January 24, 1997, with Colorado Greenhouse, Inc. ("CGI"), which is an affiliate of Colorado Greenhouse;

Colorado Springs Production Credit Association
January 28, 1997
Page 2

     (d) Thermo and RMP have executed that certain Consent and Subordination (the "Consent") dated as of January 24, 1997, in favor of Colorado Springs Production Credit Association ("Farm Credit"), a copy of which is attached hereto as Exhibit H.

     You have informed us that you are entering into a loan transaction (the "Loan") with CGI evidenced by Master Loan Agreement (the "Master Loan Agreement") dated as of January 24, 1997, which contemplates the execution of a Security Agreement (the "Security Agreement") and an Assignment of Loan Documents (the "Assignment"), copies of which are attached hereto as Exhibits C-1 and C-2, pursuant to which CGI will grant to Farm Credit a security interest in the Loan Documents. You have also informed us that the Loan Documents, copies of which are attached hereto as Exhibits D and E, will grant to CGI security interests in all of Colorado Greenhouse's right, title and interest in and to all crops now or hereafter planted, growing or stored on the Premises (as defined in the Greenhouse Lease, and any such crops, herein the "Crops"), all material and supplies utilized in the planting, growing, harvesting and packaging of such Crops, of the type described on Exhibit A attached hereto, which are now (or may hereafter be) stored on the Premises (the "Supplies"), the equipment described on Exhibit B attached hereto, which is or may be located on the Premises (the "Equipment") and all the other property owned by Colorado Greenhouse described therein as the Collateral (such property herein referred to as the "CGI Collateral").

     We acknowledge for your benefit that Colorado Greenhouse has not granted any liens or security interests to us or for our benefit, and we disclaim any interest in any of the Crops, Supplies or Equipment.

     We also agree for the benefit of Farm Credit that we will not claim any crops which are now or may hereafter be planted on the Premises prior to the termination of Colorado Greenhouse's right to possession of the Premises and any crops now or hereafter stored on the Premises by Colorado Greenhouse as being part of the Facility encumbered by the Deed of Trust.

     As long as either Thermo or RMP is entitled to possession of the Facility, the undersigned Lenders agree not to interfere with any rights Farm Credit has under the Consent.

     Lenders agree that after they have or their authorized representative has obtained possession of the Facility under the rights set forth in the Deed of Trust or otherwise, Farm Credit may from time to time, through its authorized representative, during normal business hours and with 24 hours written notice to the Lenders at the address set forth herein, enter the Premises for the purposes of caring for the Crops and removing the

Colorado Springs Production Credit Association
January 28, 1997
Page 3

Crops, Supplies, Equipment and any other property that is owned by Colorado Greenhouse (as determined by reasonable and customary evidence thereof) which constitutes CGI Collateral.

     After the Lenders or their authorized representatives have obtained possession of the Facility under the rights set forth in the Deed of Trust or otherwise, the Lenders shall permit Farm Credit immediate access to the Facility at any time if Farm Credit notifies the Lenders that such immediate access is necessary to prevent the value of the Crops from being impaired given their perishable nature and the controlled conditions under which they are grown, harvested and stored.

     Farm Credits right to enter and remain upon the Premises and to remove therefrom the CGI Collateral as hereinbefore set forth shall terminate on the date which is the later of:

     (a) the date 60 days after the Lenders have (i) taken possession of the Facility and (ii) provided Farm Credit written notice of such termination; or

     (b) the earlier of (i) the date 30 days after the completion of the harvest of all Crops which were planted on the Premises prior to the date Colorado Greenhouse's right to possession of the Premises terminated or (ii) 10 months after the date Colorado Greenhouse's right to possession of the Premises terminated.

     Farm Credit agrees to promptly and at its own expense repair any damages to the Facility caused by either it or its authorized representatives while on the Facility. In furtherance of the foregoing, Farm Credit shall indemnify and hold the Lenders and their respective affiliates, officers, directors and agents harmless from any loss, liability or damage incurred or suffered by any such persons or entity as a direct or proximate result of the acts or omissions of Farm Credit or its authorized representatives while Farm Credit or its authorized representatives are present at the Facility.

     The Lenders acknowledge and accept that Thermo and RMP have agreed that the making of any distributions by Colorado Greenhouse to its members after the payment of all of its other obligations then due (including, without limitation, all payments due under the O&M Agreement), regardless of the purposes for which such funds are used by the members of Colorado Greenhouse (including the construction and operation of any new greenhouses), shall not cause Colorado Greenhouse to be in violation of Section 3.3(a) of the O&M Agreement.

Colorado Springs Production Credit Association
January 28, 1997
Page 4

     We understand that it is the intention of CGI that certain of the proceeds of the loans to be made by Farm Credit to CGI under the Master Loan Agreement are to be utilized to pay the costs of constructing a new greenhouse facility (the "New Greenhouse") at the premises of Thermo's cogeneration facility. We further understand that in connection with the construction of the New Greenhouse, Thermo may request that the Lenders consent to certain actions proposed to be taken by Thermo (or its affiliates) including, without limitation, the grant to CGI of certain easements, the sale of certain premises to CGI, the sale of natural gas by Thermo to CGI, and the provision or sharing of certain water and wastewater, disposal rights to or with CGI. Please be advised that by executing and delivering this consent to you, the Lenders are not in any way undertaking to you or to CGI or Colorado Greenhouse to consent to or consider any such actions and that the Lenders are granting this consent based upon the mutual understanding of the Lenders, Farm Credit, CGI or Colorado Greenhouse that the Lenders have no obligations whatsoever to Farm Credit, CGI or Colorado Greenhouse to consent to or consider any such actions by Thermo.

     This consent shall terminate and be of no further force and effect in the event that Farm Credit shall agree to any amendment to or waive, or accept any waiver of, (a) the provisions of Section 2(D) of the Pledge Agreement, dated as of January 24, 1997 (the "Pledge Agreement"), made by CG Member, Inc., a Delaware corporation ("CG Member") to Farm Credit, a copy of which is attached hereto as Exhibit F, or any other provision of the Pledge Agreement if such amendment or waiver affects the application or effect of the provisions of
Section 2(D) thereof or (b) the provisions of Section 2.2, 2.3 or 8.1 of the Colorado Greenhouse LLC Loan Supplement, dated as of January 24, 1997 (the "LLC Loan Supplement"), between Farm Credit and CGI, a copy of which is attached hereto as Exhibit G, or any other provision of the LLC Loan Supplement if such amendment or waiver affects the application or effect of the provisions of any such Section. This consent shall also terminate upon the termination of the LLC Loan Supplement. Finally, this consent is given based upon our understanding that the shares of CG Member have not been and will not be pledged to Farm Credit.

Colorado Springs Production Credit Association
January 28, 1997
Page 5

                                  THE PRUDENTIAL INSURANCE
                                  COMPANY OF AMERICA

                                  By: /s/ SIGNATURE ILLEGIBLE
                                      ----------------------------------
                                  Name: NAME ILLEGIBLE
                                        --------------------------------
                                  Title: Vice President
                                         -------------------------------

                                  Address for Notices:

                                  c/o Prudential Capital Group
                                  Global Utility and Project Finance
                                  Four Gateway Center
                                  Newark, NJ 07102

                                  THE FUJI BANK LIMITED

                                  By:
                                      ----------------------------------
                                  Name:
                                        --------------------------------
                                  Title:
                                         -------------------------------

                                  Address for Notices:

                                  1221 McKinney Street, Suite 4100
                                  Houston, Texas 77010

                                  CREDIT LOCAL DE FRANCE

                                  By:
                                      ----------------------------------
                                  Name:
                                        --------------------------------
                                  Title:
                                         -------------------------------

                                  Address for Notices:

                                  450 Park Avenue, 3rd Floor
                                  New York, New York 10022

Colorado Springs Production Credit Association
January 28, 1997
Page 6

                                  CREDIT LYONNAIS

                                  By:
                                      ----------------------------------
                                  Name:
                                        --------------------------------
                                  Title:
                                         -------------------------------

                                  Address for Notices:

                                  Credit Lyonnais Building
                                  1301 Avenue of the Americas
                                  New York, New York 10018


                                  MELLON BANK, N.A.

                                  By:
                                      ----------------------------------
                                  Name:
                                        --------------------------------
                                  Title:
                                         -------------------------------

                                  Address for Notices:

                                  One Mellon Bank Center
                                  500 Grant Street, Room 4436
                                  Pittsburgh, Pennsylvania 15258-000


                                  THE SANWA BANK, LIMITED

                                  By:
                                      ----------------------------------
                                  Name:
                                        --------------------------------
                                  Title:
                                         -------------------------------

                                  Address for Notices:

                                  55 East 52nd Street
                                  New York, New York 10055

Colorado Springs Production Credit Association
January 28, 1997
Page 7

                                        CAMPAGNIE FINANCIERE DE CIC ET
                                        DE L'UNION EUROPEENE

                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------

                                        Address for Notices:

                                        4, Rue Gaillon
                                        75107 Paris Cedex 02 France


Accepted and Agreed:

Colorado Springs Production Credit Association

By:  /s/ Russell Tomky                  Address for Notices
    -------------------------           3625 Citadel Dr. S.
Name:  Russell Tomky                    P.O. Box 9290
      -----------------------           Colorado Springs, CO  80932-9290
Title:  SR. V.P. - CREDIT
       ----------------------

Colorado Greenhouse, Inc.

By:  /s/ Edward Wetherbee               Address for Notices:
    -------------------------           6811 Weld County Road 31
Name:                                   P.O. Box 309
      -----------------------           Ft. Lupton, CO 80621
Title:
       ----------------------

                                   EXHIBIT A

Supplies:

Growing Media
Seed
Fertilizer
Greenhouse consumables - bobbins, clips, truss supports, white wash, etc. Pesticides/Insecticides/Biological Controls/Bees
Miscellaneous repair parts/supplies
Packing Materials - boxes, corner boards, panapack, film, labels, pallets, stretch wrap, trays

                                   EXHIBIT B

Equipment

Box Machines
Forklifts
Pallet Jacks
Carts
Sprayers
Graders
Conveyors

                                      B-1